UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07390

Boulder Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2008

Date of reporting period:	May 31, 2008

Item 1. Reports to Stockholders.

Boulder Total Return Fund, Inc.

Semi-Annual Report

May 31, 2008

Dear Stockholder:

Over the past six months, both the Boulder Total Return Fund and the market in general have declined. The Fund was down 5.2% for the six months ending 5/31/08 and the S&P 500 Index was down 4.5%. There are some sectors of the stock market that are down much more than that. For instance, many of the financials—banks, investment banks, brokers, finance companies, real estate companies—are off more than 50% from their highs. The housing market continues to decline in value which has a more encompassing impact on the wealth of Americans than does the decline in the stock market. Increasing oil prices have driven the cost of gas above $4.00 per gallon. The cost of transportation impacts nearly every facet of our economy. Inflation now becomes more of a threat. Do I paint an ugly picture here, or do I exaggerate? Driving around town, we’ve seen people jumping off curbs.

Cumulative Returns	3 Months Ended 5/31/08	6 Months Ended 5/31/08	One Year Ended 5/31/08	Three Years* Ended 5/31/08	Five Years* Ended 5/31/08	Since August 1999**
Boulder Total Return Fund (NAV)	0.7%	-5.2%	-8.7%	8.1%	11.8%	8.5%
S&P 500 Index	5.8%	-4.5%	-6.7%	7.6%	9.8%	2.3%
Dow Jones Industrial Average	3.7%	-3.7%	-5.0%	9.0%	9.8%	3.9%
NASDAQ Composite	11.3%	-4.8%	-1.9%	7.7%	10.3%	-0.4%

The total returns for BTF in the table above do not include the affect of dilution from the 7/2003 rights offering. If the affect of dilution is included, the 5 year and since 8/99 annualized return would have been 10.3% and 7.7% respectively.

*  Annualized

**  Annualized since August 1999, when the current Advisers became investment advisers to the Fund.

An investor who purchased $10,000 of BTF when BIA and SIA became advisers to the Fund in August, 1999, and was able to buy it at NAV, would have $20,418 on May 31, 2008. Had the investor purchased the S&P 500 Index at the same time, he’d only have $12,201. So after expenses (and assuming no expenses on the S&P), an investor would be better off by 67% having purchased BTF.

The markets have seen some tumultuous times led by a real credit crunch. While the Federal Reserve keeps short term interest rates low in an attempt to keep the economy going, banks are having a tough time and can’t find the money to lend out at such low rates. They have enough problems internally without making things worse by lending out money to credit-starved clients in a declining economy. One can hardly blame them. Most of this seems to have been caused by the decline in the housing market and too much debt issued without providing enough margin of safety to the lender. We keep this in the back of our minds when we look at potential investments—that is, borrowed money always has to be paid back, usually at an inconvenient time.

Although the Fund underperformed the S&P 500 Index the last 6 months, the Fund’s top 4 largest positions have performed decently. First, the Fund’s largest position, Berkshire Hathaway, was down 3.9% during the period. However, given Berkshire’s large cash position, in the long-term it will benefit from this market decline by giving it the opportunity to invest in cheaper stocks. Another large position, Anheuser-Busch Cos., has agreed to a takeover bid by InBev, NV. Its shares were up 9% in the past 6 months ending 5/31/08 and more since then. Wal-Mart was up 20.5% during the period. The recession has tightened the pocketbooks of consumers, and there’s no better place to go with a tight pocketbook than Wal-Mart.

We decreased our positions in two financial securities during the period, selling over half of the Citigroup stock and 50,000 shares of Washington Mutual. Washington Mutual was down 54% in the 6-month period ending 5/31/08, and Citigroup was down 34%. In hindsight, we probably should have sold all of them. Not selling them all was a mistake. We didn’t foresee either the depth or the force of the credit market crunch and the impact it has had on these financial institutions. Another financial stock that the Fund owns is

American International Group, which was down 38% during the 6 months. However, we recently added slightly to this position at lower prices.

The Fund’s AMPs which were issued as leverage have not had a successful auction since mid-February, so holders of the AMPs haven’t had the opportunity to sell their shares in an auction since then. Around mid-February, the broker-dealers who regularly participated in the auctions as buyers, stopped buying. They just didn’t have the capital to commit. However, when this “backstop” disappeared, auctions began failing. The effect snow-balled and soon every single auction was failing. Everyone rushed to sell their shares all at once, but there were no buyers. Auctions failed as a result, and it has remained that way ever since. Unlike most financials which have been downgraded in this credit crunch, the Fund’s AMPs still have AAA rated credit quality and the Fund is meeting all its obligations with respect to preferred stockholders. The AMPs continue paying regular monthly dividends, and are backed by all the assets in the Fund. The auction failures have nothing to do with the credit quality of the AMPs. Most auction rate preferred stock (“ARPs”), including the AMPs issued by the Fund, are rated “AAA.”

A few closed-end fund issuers of ARPs have redeemed in whole or in part, but the majority have not. Some broker-dealers have offered to loan the value of their clients’ ARPs back to them. We have also learned that there is a secondary market exchange where ARPs and other restricted securities have traded below par. AMPs stockholders should contact their brokers regarding access to this exchange. At this time, the Fund has not found an adequate alternative to replace the AMPs. In the meantime, all of the terms of the AMPs are being met and importantly, the common stockholders benefit from the low cost of leverage, which was the whole purpose of issuing the AMPs back in 2000. We will continue to seek a better source of leverage; one that will allow the AMPs holders to sell their shares without disadvantaging or increasing the risk to the common stockholders.

The “fail” rate on the Fund’s unsuccessful auctions sets the rate at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points. The last rate set on July 8, 2008 was 3.711%, which was the “fail” rate. As of 5/31/08, the Fund’s $77.5 million of auction rate preferreds represent 22% of the Fund’s total assets.

In February of this year, the monthly distribution was increased by 13.75% from $.24 per month to $.273 per month. Since the Fund’s level distribution plan started in December, 2007, common stockholders have received a total of $1.57 per share. At the current distribution rate of $.273 per month, the Fund is paying out at an annual rate of $3.27 per share. Based on a market price of $19.20, that is a payout rate of 17% and based on the latest Net Asset Value (“NAV”) of $19.80, a payout rate of 16.5%. We use the term “payout rate” instead of “yield” because we don’t want to confuse stockholders, leading them to think the Fund is paying out dividends and interest it earned at that rate. Some or all of our payout may come from return of capital, which has the advantage of providing tax free cash flow to stockholders. To the extent that it is a return of capital, it needs to be deducted from your cost basis in your shares; you should consult a tax advisor on the issue for more details.

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, managed distribution information, and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Total Return Fund’s sister fund—the Boulder Growth & Income Fund—on the website.

Sincerely,

Stewart R. Horejsi	Carl D. Johns
Stewart Investment Advisers	Boulder Investment Advisers, LLC
Barbados, W.I.	Boulder, Colorado

July 10, 2008

Boulder Total Return Fund, Inc.

Financial Data

(Unaudited)

	Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividends Paid
11/30/07	$24.95	$22.70	$0.0000
12/31/07	24.60	21.89	0.2400
1/31/08	23.42	22.15	0.2400
2/29/08	22.70	21.50	0.2730
3/31/08	21.65	20.08	0.2730
4/30/08	22.26	20.80	0.2730
5/31/08	21.96	20.46	0.2730

The Boulder Total Return Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the year ended December 31, 2000 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are proprietary trademarks of Lipper, a Reuters Company. Used by permission.

Portfolio of Investments as of May 31, 2008 (Unaudited) Boulder Total Return Fund, Inc.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-97.3%
DOMESTIC COMMON STOCKS-84.5%
Beverages-3.6%
220,000	Anheuser-Busch Companies, Inc.	$12,641,200
Buildings-Residential/Commercial-0.5%
34,100	DR Horton, Inc.(a)	433,412
10,000	KB Home(a)	205,100
22,700	Ryland Group, Inc.(a)	631,060
18,900	Toll Brothers, Inc.†	398,223
		1,667,795
Construction Machinery-1.4%
60,000	Caterpillar, Inc.(a)	4,958,400
Diversified-38.5%
690	Berkshire Hathaway, Inc., Class A†	92,908,500
9,200	Berkshire Hathaway, Inc., Class B†	41,381,600
		134,290,100
Diversified Financial Services-3.2%
135,328	Legg Mason, Inc.(a)	7,281,999
100,000	Moody’s Corporation(a)	3,708,000
		10,989,999
Financial Services-0.9%
146,500	Citigroup, Inc.	3,206,885
Health Care Products & Services-1.0%
52,000	Johnson & Johnson	3,470,480
Insurance-2.2%
106,000	American International Group, Inc.	3,816,000
120,000	First American Corporation(a)	4,028,400
		7,844,400
Manufacturing-4.2%
150,500	Eaton Corporation	14,550,340
Pharmaceuticals-0.6%
100,000	Pfizer, Inc.	1,936,000
Real Estate Investment Trust (REIT)-0.7%
75,000	Redwood Trust, Inc.(a)	2,531,250
Retail-22.0%
110,000	The Home Depot, Inc.	3,009,600
370,000	Wal-Mart Stores, Inc.	21,363,800
150,000	Walgreen Company	5,403,000
1,180,000	Yum! Brands, Inc.	46,846,000
		76,622,400
Registered Investment Company (RIC)-2.5%
549,200	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.(a)	8,754,248

See accompanying Notes to Financial Statements.

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
Savings & Loan Companies-0.9%
342,549	Washington Mutual, Inc.(a)	$3,089,792
Transport-Trucking-2.3%
60,000	Burlington Northern Santa Fe Corporation	6,783,000
63,100	YRC Worldwide, Inc.†(a)	1,101,726
		7,884,726
	Total Domestic Common Stocks (cost $173,182,551)	294,438,015
FOREIGN COMMON STOCKS-9.3%
Canada-0.4%
123,000	Canfor Pulp Income Fund(a)	1,433,370
Hong Kong-4.2%
515,000	Cheung Kong Holdings, Ltd.	7,912,721
500,000	Henderson Investment, Ltd., REIT	49,336
104,500	Henderson Land Development Co., Ltd.	726,466
6,156,000	Midland Holdings, Ltd.	5,884,870
		14,573,393
Japan-0.2%
340	New City Residence Investment Corporation, REIT	834,178
Netherlands-1.6%
95,117	Heineken NV	5,583,032
New Zealand-1.2%
4,150,136	Kiwi Income Property Trust, REIT(a)	4,127,199
Turkey-0.0%
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S., REIT†	45,956
United Kingdom-1.7%
75,000	Diageo PLC, Sponsored ADR	5,896,500
	Total Foreign Common Stocks (cost $21,857,193)	32,493,628
AUCTION MARKET PREFERRED SECURITIES-3.5%
120	Cohen & Steers Quality Income & Realty Fund, Series M7	3,000,000
200	Cohen & Steers REIT & Utility Income Fund, Inc. Series T7	5,000,000
120	Duff & Phelps Utility & Corporate Fund	3,000,000
50	Neuberger Berman Real Estate Securities Income Fund, Series B	1,250,000
	Total Auction Market Preferred Securities (cost $12,250,130)	12,250,000
	Total Long Term Investments (cost $207,289,874)	339,181,643

See accompanying Notes to Financial Statements.

Par Value	Description	Value (Note 1)
SHORT TERM INVESTMENTS-7.5%
BANK DEPOSITS-0.2%
$721,360	Eurodollar Time Deposit, 1.832% due 06/02/08 (cost $721,360)	$721,360
FOREIGN GOVERNMENT BONDS-1.4%
New Zealand-0.7%
3,300,000	New Zealand Treasury Bill, 6.000% due 07/15/08(a) NZD	2,578,664
United Kingdom-0.7%
1,200,000	United Kingdom Treasury Bill, 0.000% due 06/09/08(b) GBP	2,368,719
	Total Foreign Government Bonds (cost $4,947,533)	4,947,383
INVESTMENTS OF SECURITY LENDING COLLATERAL-5.9%
20,466,109	State Street Navigator Securities Lending Prime Portfolio (cost $20,466,109)	20,466,109
	Total Short Term Investments (cost $26,135,002)	26,134,852
Total Investments-104.8%
	(cost $233,424,876)	365,316,495
	Other Assets and Liabilities-(4.8%)	(16,865,831)
	Total Net Assets Available to Common Stock and Preferred Stock-100%	348,450,664
	Auction Market Preferred Stock (AMPs) Redemption Value	(77,500,000)
	Total Net Assets Available to Common Stock	$270,950,664

†    Non-income producing security

(a)    Securities or partial securities on loan. See Note 1

(b)    Zero coupon bond

ADR  -  American Depositary Receipt

GBP  -  British Pound

NZD  -  New Zealand Dollar

See accompanying Notes to Financial Statements.

Investments as a % of Net Assets (Unaudited)

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities Boulder Total Return Fund, Inc.

May 31, 2008 (Unaudited)

ASSETS:
Investments, at value (Cost $233,424,876) (Note 1)		$365,316,495
Foreign currency, at value (Cost $3,853,230)		3,885,724
Dividends and interest receivable		310,351
Securities lending income receivable		41,091
Prepaid expenses and other assets		53,633
TOTAL ASSETS		369,607,294
LIABILITIES:
Collateral on securities loaned, at value (Note 1)	$20,466,109
Investment co-advisory fees payable (Note 2)	362,858
Co-administration and custodian fees payable (Note 2)	108,674
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	138,301
Legal and audit fees payable	45,722
Accrued expenses and other payables	34,966
TOTAL LIABILITIES		21,156,630
FUND TOTAL NET ASSETS		$348,450,664
TAXABLE AUCTION MARKET PREFERRED STOCK:
$ 0.01 par value, 10,000,000 shares authorized, 775 shares outstanding, liquidation preference of $100,000 per share (Note 5)		77,500,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)		$270,950,664
NET ASSETS (Applicable to Common Stockholders) consist of:
Distributions in excess of net investment income		$(18,761,014)
Accumulated net realized loss on investments sold and foreign currency transactions		(3,885,720)
Unrealized appreciation on investments and foreign currency transactions		131,923,704
Par value of Common Stock (Note 4)		123,387
Paid-in Capital in excess of par value of Common Stock		161,550,307
TOTAL NET ASSETS (Applicable to Common Stockholders)		$270,950,664
Net asset value per share outstanding (12,338,660 shares outstanding)		$21.96

See accompanying Notes to Financial Statements.

Statement of Operations Boulder Total Return Fund, Inc.

Six Months Ended May 31, 2008 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $46,942)		$3,697,442
Interest and other income		217,658
Securities lending income		211,027
TOTAL INVESTMENT INCOME:		4,126,127
EXPENSES:
Investment co-advisory fees (Note 2)	$2,230,950
Co-administration and custodian fees (Note 2)	459,346
Preferred Stock broker commissions and Auction Agent fees	104,764
Director’s fees and expenses (Note 2)	51,750
Legal and audit fees	45,115
Printing fees	27,865
Insurance expenses	23,691
Other	39,541
OPERATING EXPENSES		2,983,022
NET INVESTMENT INCOME		1,143,105
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net realized gain/(loss) on:
Securities		(4,343,747)
Foreign currency related transactions		9,119
		(4,334,628)
Net change in unrealized appreciation/(depreciation) of:
Securities		(12,558,669)
Foreign currency related transactions		29,844
		(12,528,825)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(16,863,453)
LESS: PREFERRED STOCK DIVIDENDS		(1,808,405)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(17,528,753)

See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets Boulder Total Return Fund, Inc.

	Six Months Ended May 31, 2008	Year Ended November 30, 2007
	(Unaudited)
OPERATIONS:
Net investment income	$1,143,105	$4,345,702
Net realized gain/(loss) on investments sold during the period	(4,334,628)	1,678,509
Net change in unrealized appreciation/(depreciation) of investments during the period	(12,528,825)	27,131,779
Net increase/(decrease) in net assets resulting from operations	(15,720,348)	33,155,990
DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS
Dividends paid from net investment income	(1,808,405)	(3,180,201)
Dividends paid from long term capital gains	—	(1,053,132)
Total Distributions: Preferred Stock Dividends	(1,808,405)	(4,233,333)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	(17,528,753)	28,922,657
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income	(19,396,374)	(2,321,372)
Dividends paid from long term capital gains	—	(10,387,446)
Total Distributions: Common Shares	(19,396,374)	(12,708,818)
NET INCREASE/(DECREASE) IN NET ASSETS FOR THE PERIOD	(36,925,127)	16,213,839
NET ASSETS:
Beginning of period	385,375,791	369,161,952
End of period (including (distributions in excess)/undistributed net investment income of $(18,761,014) and $1,300,660, respectively)	$348,450,664	$385,375,791
AUCTION MARKET PREFERRED SHARES (AMPS) REDEMPTION VALUE	(77,500,000)	(77,500,000)
NET ASSETS APPLICABLE TO COMMON SHARES	$270,950,664	$307,875,791

See accompanying Notes to Financial Statements.

Financial Highlights Boulder Total Return Fund, Inc.

For a Common share outstanding throughout each period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended		Year Ended November 30,
	May 31, 2008		2007	2006	2005	2004	2003
	(Unaudited)
OPERATING PERFORMANCE:
Net asset value, beginning of period	$24.95		$23.64	$21.02	$19.91	$17.61	$15.04
Net investment income	0.09		0.35	0.30	0.15	0.03	0.07
Net realized and unrealized gain/(loss) on investments	(1.36)		2.34	3.37	1.17	2.35	3.78
Total from investment operations	(1.27)		2.69	3.67	1.32	2.38	3.85
DISTRIBUTIONS: PREFFERED STOCK
Dividends paid from net investment income to AMP* Stockholders	(0.15)		(0.26)	(0.04)	(0.05)	(0.09)	(0.01)
Dividends paid from tax return of capital to AMP* Stockholders	—		—	—	—	—	(0.07)
Dividends paid from long term capital gains to AMP* Stockholders	—		(0.09)	(0.27)	(0.15)	—	—
Change in accumulated undeclared dividends on AMP* Stockholders	—		—	—	(0.01)	0.01	0.00
Net Increase/(Decrease) from operations applicable to common shares	(1.42)		2.34	3.36	1.11	2.30	3.77
DISTRIBUTIONS: COMMON SHARES
Dividends paid from net investment income to Common Stockholders	(1.57)		(0.19)	(0.17)	—	—	(0.01)
Distributions paid from long term capital gain to Common Stockholders	—		(0.84)	(0.57)	—	—	—
Dividends paid from tax return of capital to Common Stockholders	—		—	—	—	—	(0.02)
Dilutive Impact of Rights Offering	—		—	—	—	—	(1.18)†
Accretive Impact of Capital Share Transactions	—		—	—	—	—	0.01
Net Increase/(Decrease) in Common Net Asset Value	(2.99)		1.31	2.62	1.11	2.30	2.57
Net asset value, end of period	$21.96		$24.95	$23.64	$21.02	$19.91	$17.61
Market value, end of period	$20.46		$22.70	$21.59	$17.57	$17.45	$14.59
Total investment return based on net asset value(a)	(5.21)%		10.41%	17.36%	5.58%	13.06%	17.37%
Total investment return based on market value(a)	(2.93)%		9.99%	28.23%	0.69%	19.60%	14.35%
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Operating expenses	2.13	%††	2.07%	2.21%	2.24%	2.30%	2.45%
Net investment income(b)	(0.48	)%††	0.04%	1.06%	0.71%	0.66%	(0.08)%
SUPPLEMENTAL DATA:
Portfolio turnover rate	3%		28%	23%	32%	25%	9%
Net assets, end of period (in 000s)	$270,951		$307,876	$291,662	$259,363	$245,626	$220,573
Number of shares outstanding at the end of period (in 000’s)	12,339		12,339	12,339	12,339	12,339	12,527
Ratio of operating expenses to Total Average Net Assets including AMP*	1.67	%††	1.65%	1.71%	1.72%	1.73%	1.66%

*  Taxable Auction Market Preferred Stock (“AMP”)

††  Annualized.

†  The Rights Offering was fully subscribed at a subscription price of $12.10 for 3,140,517 shares, which equals $38,000,255 in gross proceeds. The Rights Offering had $(1.17) NAV impact and the $120,460 expenses associated with the Rights Offering had a $(0.01) NAV impact.

(a)  Assumes reinvestment of distributions at the market price at reinvestment date.

(b)  The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to AMP Stockholders.

See accompanying Notes to Financial Statements.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

	Total Shares Outstanding	Average Coverage Per Share	Involuntary Liquidating Preference Per Share(2)	Average Market Value Per Share(2)
5/31/08	775	$449,792	$100,000	$100,000
11/30/07	775	497,949	100,000	100,000
11/30/06	775	476,367	100,000	100,000
11/30/05	775	434,662	100,000	100,000
11/30/04	775	416,937	100,000	100,000
11/30/03	775	384,611	100,000	100,000
11/30/02	775	282,719	100,000	100,000

(1) See Note 5.

(2) Excludes accumulated undeclared dividends.

See accompanying Notes to Financial Statements.

Notes to Financial Statements (Unaudited) Boulder Total Return Fund, Inc.

Note 1. Significant Accounting Policies

Boulder Total Return Fund, Inc. (the “Fund”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund’s net assets attributable to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$341,760,306
Level 2—Other Significant Observable Inputs	23,556,189
Level 3—Significant Unobservable Inputs	—
Total	$365,316,495

*  Other financial instruments include futures, forwards and swap contracts.

Notes to Financial Statements (Unaudited) Boulder Total Return Fund, Inc.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Lending of Portfolio Securities: The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Securities lending income” in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. The Fund receives cash collateral, which is invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of the Fund’s Statement of Assets and Liabilities and Portfolio of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

As of May 31, 2008, the Fund had outstanding loans of securities of $22,270,521 to certain approved brokers for which the Fund received collateral of $20,466,109. The Fund also had non-cash collateral of $2,392,500 which consisted of U.S. Treasury and mortgage securities.

Dividends and Distributions to Stockholders: Dividends to Common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s Stockholders as a credit against their own tax liabilities.

Effective October 29, 2007, the Fund’s Board of Directors has approved a level distribution policy for the Fund. As approved, the Fund will pay a fixed monthly common stock distribution, currently equal to $0.273 per share, per month. The distributions may consist of ordinary income, if any, long-term capital gains, if any, short-term capital gains, if any, and tax return of capital, if any. A “tax return of capital” represents a return of stockholder’s original investment in the

Notes to Financial Statements (Unaudited) Boulder Total Return Fund, Inc.

Fund’s shares, and should not be confused with a dividend yield. The final tax character of the distributions will not be determined until after the end of the Fund’s fiscal year. The Fund’s level distribution policy may be terminated or changed at any time by the Fund’s Board of Directors.

Federal Income Taxes: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Co-Advisory Fees, Directors’ Fees, Co-Administration Fee, Custody Fee and Transfer Agent Fee

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s Co-Investment Advisers (“Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total assets under management (including the principal amount of leverage, if any). At the January 25, 2008 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on assets up to $400 million, 1.10% on assets between $400-$600 million and 1.00% on assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund’s principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses and other administrative tasks. Under the Administration Agreement, the Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund’s average monthly total assets (including leverage) up to $250 million; 0.18% of the Fund’s average monthly total assets (including leverage) on the next $150 million; and, 0.15% on the value of the Fund’s average monthly total assets (including leverage) over $400 million. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

State Street serves as the Fund’s Co-Administrator and Custodian. As compensation for its services, State Street receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays State Street an annualized fee of 0.058% of the Fund’s average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees.

Notes to Financial Statements (Unaudited) Boulder Total Return Fund, Inc.

PFPC Inc. (“PFPC”) serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC’s services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG (“Auction Agent”), serves as the Fund’s Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, including in-kind purchases of $11,113,971 and sales of $27,984,106, during the period ended May 31, 2008 were $4,071,228 and $4,069,170, respectively.

During the period ended May 31, 2008, the Fund had realized gains/losses of $(559,861) on securities associated with in-kind sales to a related party, an affiliated fund, Boulder Growth & Income Fund, Inc.

On May 31, 2008, based on cost of $233,424,876 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $145,742,761 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $13,851,142.

Note 4. Common Stock

At May 31, 2008, 240,000,000 of $0.01 par value Common Stock were authorized of which 12,338,660 were outstanding.

Note 5. Taxable Auction Market Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund’s 775 shares of Money Market Cumulative Preferred StockTM were retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Stockholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund’s ability to pay dividends to Common Stock Stockholders and could lead to sales of portfolio securities at inopportune times.

An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Stockholders may also trade shares in the secondary market between auction dates.

On May 31, 2008, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 3.89%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

Note 6. Portfolio Investments, Concentration and Investment Quality

The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile than it has been historically and thus may subject stockholders to more risk. The Fund

Notes to Financial Statements (Unaudited) Boulder Total Return Fund, Inc.

may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of May 31, 2008, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund’s assets invested in each can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term “income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Note 7. Significant Stockholders

On May 31, 2008, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,447,782 shares of Common Stock of the Fund, representing approximately 44.15% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

Note 8. Share Repurchase Program

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended Novermber 30, 2007 and November 30, 2006, the Fund did not repurchase any of its own shares.

Note 9. Other Information

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

Note 10. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, (“FIN 48”) “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management of the Fund is currently evaluating the impact, if any, that FIN48 will have on the Fund’s financial statements.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”) “Disclosures about Derivative Instruments and Hedging Activities”—an amendment of FASB Statement No. 133 (“SFAS 133”),” expands the disclosure requirements in SFAS 133 about entity’s derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact, if any, that SFAS No. 161 will have on the Fund’s financial statement disclosures.

Additional Information (Unaudited) Boulder Total Return Fund, Inc.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information

The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://boulderfunds.net.

Privacy Statement

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Buolder Total Return Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Board of Directors’ Approval (Unaudited) Boulder Total Return Fund, Inc.

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contracts

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Agreements. At a regularly scheduled meeting held on January 25, 2008, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers, and (viii) the relationship between the Advisers and its affiliated service provider, Fund Administrative Services, LLC (“FAS”). The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Agreements. These materials included a report prepared by an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), comparing the Fund’s performance, advisory fees and expenses to a group of leveraged closed-end funds determined to be most similar to the Fund (the “Peer Group”) and a broader universe of relevant funds (the “Universe”), in each case as determined by Lipper. In addition, the Board received reports and presentations from the Advisers that described, among other things, the Advisers’ financial condition, profitability from its relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure, and compliance policies and procedures. The Board also considered information received from the Advisers throughout the year, including investment performance and expense ratio reports for the Fund.

In advance of the January 25, 2008 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and independent legal counsel to the Independent Directors. The principal purpose of the meeting was to discuss the renewal of the Agreements and review the materials provided to the Board by the Advisers in connection with the annual review process. As a result of these discussions, the Independent Directors requested that the Advisers provide supplemental materials to assist the Board in its evaluation of the Agreements. The Board held additional discussions at the January 25, 2008 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Agreements. In deciding to approve the Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the

Board of Directors’ Approval (Unaudited) Boulder Total Return Fund, Inc.

Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. In this regard, it was noted that the Advisers’ only clients are the Fund, two other registered investment companies (Boulder Total Return Fund, Inc. and The Denali Fund Inc.) and a charitable foundation affiliated with the Horejsi family. As a result of the recent addition of The Denali Fund Inc. as a client of the Advisers, the Board evaluated the Advisers’ current staffing levels and potential future needs. Based on its evaluation, the Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would continue to devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers’ policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since August 1999, when the Advisers became the investment managers for the Fund, as compared to both relevant indices and the performance of the Fund’s Peer Group and Universe. The Board noted favorably that for the one-, three- and five-year periods ending November 30, 2007, the Fund’s performance based upon total return had outperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark. The Board also noted favorably that since August 1999, when the Advisers initially were retained by the Fund, the Fund’s performance based upon total return had significantly outperformed such benchmark as well as the Fund’s secondary benchmarks, the Dow Jones Industrial Average and the NASDAQ Composite Index. The Board also noted favorably that the Fund’s performance ranked in the second and third quintile of its Universe (i.e., the top 40% and 60%, respectively, of the funds in the Universe) for the one- and three-year periods ending November 30, 2007. The Board noted that the Universe was relatively small, ranging between fifteen and sixteen leveraged closed-end funds during these time periods. While acknowledging that the Fund’s performance within the Universe was acceptable, the Board did not ascribe a great deal of weight to the Lipper information given the small number of leveraged closed-end funds pursuing investment strategies similar to the Fund. Based on these factors, the Board concluded that the overall performance results supported the renewal of the Agreements.

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including management fees and investment-related expenses. This information included a comparison of the Fund’s various expenses to the Peer Group and the Universe. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds. The Fund’s management fee expense ranked in the fifth quintile of the seven funds included in the Peer Group. The Board noted that the Fund’s stockholders had removed most of the Fund’s investment limitations, resulting in a much broader (and more difficult to assess) universe of investment possibilities for the Fund than might otherwise be the case for other “sector” or “industry” oriented funds, which requires a greater degree of portfolio management skill on the part of the Advisers. The Board also considered that the Advisers do not participate in soft dollar or directed brokerage transactions. Instead, the Advisers bear the cost of third party research utilized by the Advisers, increasing the cost to the Advisers of providing investment management services to the Fund and decreasing the Fund’s transaction expenses. It was also noted that the Advisers have historically waived fees when the Fund held significant levels of un-invested cash.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. The Board noted that the costs of the Advisers and FAS had materially increased over time due to an increased need for additional compliance resources, investments in technology and other requirements. The Board also noted that it had been monitoring such cost increases on a quarterly basis over the past year. Based on its analysis of this information, the Board determined that the level of profits earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered.

Board of Directors’ Approval (Unaudited) Boulder Total Return Fund, Inc.

Based on these factors, the Board concluded that the fee under the Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that the Advisers’ internal costs of providing investment management services to the Fund had increased over time, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. The Board further noted that the Advisers had agreed last year to implement a voluntary fee waiver to reduce the advisory fees as the Fund’s assets grow, and the Advisers agreed to continue such fee waiver for the next annual period. The Board determined to continue to evaluate any economies of scale achieved by the Advisers in managing the Fund during the coming year, and the Advisers agreed to discuss economies of scale and the breakpoint schedule annually in connection with subsequent renewals of the Advisory Agreements. The Board concluded that current breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the Advisers if the Fund’s assets grow.

Stockholder Support and Historical Relationship with the Fund

The Board placed considerable weight on the views of the Fund’s largest stockholders, which are affiliated with Mr. Horejsi and the Advisers. As of December 31, 2007, these stockholders held approximately 44% of the Fund’s outstanding common shares. The Board understands from Mr. Horejsi that these stockholders are supportive of the Advisers and the renewal of the Agreements. The Board also noted that the Fund had not received any negative feedback from other Fund stockholders with respect to the levels of investment management fees and expenses experienced by the Fund.

Approval

The Board based its decision to approve the renewal of the Agreements on a careful analysis, in consultation with Fund counsel and independent counsel for the Independent Directors, of these and other factors. In approving the Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Agreements is in the best interests of the Fund and its stockholders.

Meeting of Stockholders—Voting Results (Unaudited) Boulder Total Return Fund, Inc.

On April 25, 2008, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. The following votes were recorded:

PROPOSAL 1: (Voting by AMPS Stockholders):

Election of Susan L. Ciciora as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	698.000	93.2
Withheld	51.000	6.8
TOTAL	749.000	100.0

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	698.000	93.2
Withheld	51.000	6.8
TOTAL	749.000	100.0

PROPOSAL 1: (Voting by Common Stock Stockholders):

Election of Joel W. Looney as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	11,084,322.926	99.7
Withheld	38,402.000	0.3
TOTAL	11,122,724.926	100.0

Election of John S. Horejsi as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	11,085,451.926	99.7
Withheld	37,273.000	0.3
TOTAL	11,122,724.926	100.0

Election of Dr. Dean L. Jacobson as Director of the Fund

	# of Votes Cast	% of Votes Cast
Affirmative	11,071,994.926	99.5
Withheld	50,730.000	0.5
TOTAL	11,122,724.926	100.0

Boulder Total Return Fund, Inc.

P.O. Box 43027
Providence, RI 02940-3027

Boulder Total Return Fund, Inc.

(NYSE: BTF)

Semi-Annual Report

May 31, 2008

Directors

Richard I. Barr
John S. Horejsi
Susan L. Ciciora
Dr. Dean Jacobson
Joel W. Looney

Officers

Stephen C. Miller
President

Carl D. Johns
Vice President and Treasurer

Nicole L. Murphey
Vice President and Assistant Secretary

Joel L. Terwilliger
Chief Compliance Officer

Stephanie J. Kelley
Secretary

www.boulderfunds.net

If you have questions regarding shares you held in a Brokerage Account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent & Shareholder Servicing Agent—PFPC Inc., at:

P.O. Box 43027
Providence, RI 02940-3027
1-800-331-1710

This report is sent to stockholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

On July 28, 2008, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors.  The applicable sections of the Bylaws are set forth below:

Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director… (E) the extent to which such individual (including such individual’s principals) has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the common stock or the daily quoted market price of the Corporation held by such individual (including such individual’s principals), or increasing or decreasing the voting power of such individual (including such individual’s principals), including independently verifiable information in support of the foregoing, the investment strategy or objective—including any related disclosure documents or other independently verifiable information in support of the foregoing—for such individual (including such individual’s principals).

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable to this filing.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	August 7, 2008

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date	August 7, 2008